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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        --------------------------------

                                    FORM 8-K
                        --------------------------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): FEBRUARY 28, 2006
                             -----------------------

                                SYSCO CORPORATION
             (Exact name of registrant as specified in its charter)
                            -------------------------

              DELAWARE                             1-06544                          74-1648137
    (State or Other Jurisdiction          (Commission File Number)                 (IRS Employer
         of Incorporation)                                                      Identification No.)

                  1390 ENCLAVE PARKWAY, HOUSTON, TX 77077-2099
               (Address of principal executive office) (zip code)

       Registrant's telephone number, including area code: (281) 584-1390

                                       N/A
          (Former name or former address, if changed since last report)
                            -------------------------

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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


ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

DIRECTOR COMPENSATION

The response to Item 5.02 below is incorporated herein by reference.

On February 28, 2006, after consideration of the conclusions and recommendations of the Corporate Governance and Nominating Committee, the Board of Directors (a) acted in accordance with its authority under the Company's Non-Employee Directors Stock Plans (the "Plans") to treat Mr. Campbell's tentatively planned resignation from the Board of Directors as though Mr. Campbell was retiring from the Board of Directors on or after he reached the age of 71 so that Mr. Campbell's Options and Restricted Stock (as such terms are defined under the Plans) shall not be forfeited and shall remain in effect, vest, become exercisable and expire as if Mr. Campbell had remained a non-employee director of the Company and had not ceased to provide services to the Board solely for purposes of maintaining the benefits of the Options and Restricted Stock, and
(b) authorized the Company to make a cash payment to Mr. Campbell in an amount sufficient to reimburse Mr. Campbell for the sum of the amount of additional tax, if any, which may be owed by Mr. Campbell under Section 409A of the Internal Revenue Code as a result of the foregoing actions, plus any income tax payable by Mr. Campbell as a result of such payments to Mr. Campbell.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

RESIGNATION OF DIRECTOR

On March 1, 2006, Mr. Colin Campbell tendered his resignation from the Board of Directors of SYSCO Corporation (the "Company"), effective immediately. Mr. Campbell is the President, Chief Executive Officer and Chairman of the Board of The Colonial Williamsburg Foundation ("CWF") and The Colonial Williamsburg Company ("CWC"). CWC is a wholly-owned subsidiary of CWF. The Company is expected to enter into a contract to supply food and related items to CWC on March 3, 2006. Management believes that it is reasonably likely that sales to CWC will exceed 2% of CWC's consolidated gross annual revenues. As a result of the duality of interests, Mr. Campbell has informed the Board that he believes it would no longer be appropriate for him to be considered an independent director and he has therefore determined that he will leave the Board at this time. There was no disagreement between Mr. Campbell and the Board over any matter. In connection with Mr. Campbell's resignation, the Board of Directors reduced the size of the Board of Directors to eleven members. A copy of the press release dated March 1, 2006 related to Mr. Campbell's departure is filed as Exhibit 99.1 hereto and incorporated by reference herein. Mr. Campbell has no other material relationships with the Company other than as disclosed in the Company's proxy statement filed with the SEC on September 30, 2005.

ITEM 7.01.  REGULATION FD DISCLOSURE.

CHANGES IN COMMITTEE COMPOSITION

Following Mr. Campbell's resignation, directors Cassaday, Craven, Hafner, Merrill, Newcomb, Sewell, Tilghman and Ward will continue to be designated as independent. Mr. Tilghman is the non-executive Vice Chairman of CWF and CWC. He has no other relationships with the Company or its management or with the management of CWF or CWC. Neither CWC nor the Company is dependent on the contract. After considering the foregoing and all other relevant factors, the independent members of the Board, upon the recommendation of the Corporate Governance and Nominating Committee, have determined that Mr. Tilghman does not have a material relationship with the Company or its management.

As a result of the foregoing, the composition of the standing Board committees has been revised, effective as of March 1, 2006. Following the changes, the Company's standing committees include the following:

COMPENSATION AND STOCK OPTION COMMITTEE. Mr. Cassaday, Chairman; Messrs. Merrill and Tilghman, and Ms. Ward.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE. Ms. Ward, Chairman; Mr. Cassaday, Dr. Craven and Ms. Sewell.

AUDIT COMMITTEE. Mr. Tilghman, Chairman; Messrs. Hafner and Merrill, Ms. Newcomb and Ms. Sewell.

FINANCE COMMITTEE. Mr. Hafner, Chairman; Messrs. Golden and Schnieders, and Dr. Craven and Ms. Newcomb.

CERTAIN RELATIONSHIPS

The following familial relationships currently exist between certain executive officers of the Company and certain other Company employees, whose current annualized salary, fiscal 2005 salary and bonus, and fiscal 2005 and 2006 option grant values are set forth below:

   EXECUTIVE        FAMILY     RELATIONSHIP      POSITION      FISCAL 2005       CURRENT      BLACK SCHOLES     BLACK SCHOLES
    OFFICER         MEMBER     TO EXECUTIVE     WITH SYSCO     SALARY AND       SALARY OF        VALUE OF      VALUE OF OPTIONS
                                  OFFICER                       BONUS OF      FAMILY MEMBER      OPTIONS          GRANTED TO
                                                              FAMILY MEMBER                     GRANTED TO     FAMILY MEMBER IN
                                                                                              FAMILY MEMBER       FISCAL 2006
                                                                                              IN FISCAL 2005
----------------- ------------ --------------- -------------- --------------- --------------- ---------------- ------------------
James  Lankford,  Frederick    brother         President,     $ 1,196,714.28  $ 315,000.00    $ 99,400                  $ 0
Senior VP of      Lankford                     Lankford
Foodservice                                    Sysco Food
Operations                                     Services,
                                               Inc.
----------------- ------------ --------------- -------------- --------------- --------------- ---------------- ------------------
Jim Graham,       Gordon       brother         President,     $ 587,640.47    $ 240,000.00    $ 78,100                  $ 0
Senior VP of      Graham                       Sysco
Foodservice                                    Foodservices
Operations                                     of Atlanta,
                                               Inc.
----------------- ------------ --------------- -------------- --------------- --------------- ---------------- ------------------
Larry Accardi,    Michelle     daughter        Regional       $ 73,500.48     $ 75,000.00          $ 0                  $ 0
Executive Vice    Connors                      Corporate
President                                      Trainer    at
                                               Sysco
                                               Corporation
----------------- ------------ --------------- -------------- --------------- --------------- ---------------- ------------------
Jim Danahy,       William  F.  brother-in-law  Marketing      $ 83,374.00           *             $ 0                  $ 0
Senior VP of      MacDonald                    Associate at
Operations                                     Hallsmith
                                               Sysco
----------------- ------------ --------------- -------------- --------------- --------------- ---------------- ------------------
Steve Smith,      Callie   F.  daughter        Director   of  $ 71,811.13     $ 65,000.00          $ 0             $ 19,225
Senior VP of      Smith Davis                  Business
Operations                                     Review
                                               Sysco Gulf
                                               Coast
----------------- ------------ --------------- -------------- --------------- --------------- ---------------- ------------------

* Mr. MacDonald is paid on a commission-only basis.

In addition to the foregoing, James and Frederick Lankford are the brothers of Thomas Lankford, who retired as a director and as President and Chief Operating Officer of the Company on July 2, 2005. Hunter Lankford, a Marketing Associate at Sysco Foodservices of West Coast Florida, Inc., is Thomas Lankford's son. James Lankford's aggregate fiscal 2005 salary and bonus was $1,664,508.82 and his fiscal 2006 salary is $460,000. He received option grants in fiscal 2005 and 2006 having Black Scholes values of $184,600 and $314,730, respectively. Hunter Lankford's aggregate fiscal 2005 salary and bonus was $72,757.37 and his fiscal 2006 salary is $78,250.00. Further, Gregory Marshall was Senior Vice President of Operations of the Company, and Chairman of SYGMA Network, Inc. Mr. Marshall will retire from employment with the Company and SYGMA on March 7, 2006. He resigned his officer positions on September 1, 2005. Mr. Marshall's son-in-law, Gregory Keller, is a vice president of sales for SYGMA. Mr. Keller's aggregate fiscal 2005 salary and bonus was $184,598.10 and his fiscal 2006 salary is $139,000. He received an option grant in fiscal 2005 having a Black Scholes value of $12,425. James Lankford, Frederick Lankford and Gordon Graham participate in the Company's executive benefit plans, including the management incentive plan, executive deferred compensation plan, long term incentive cash plans and supplemental executive retirement plan. They received grants of performance units under the 2005 long-term incentive cash plan, as follows:
James Lankford--5,600 units, Frederick Lankford--2,750 units, and Gordon Graham--2,750 units, the terms of which are described in the Company's Report on Form 8-K filed on September 14, 2005. In addition, they received grants of performance units under the 2004 long-term incentive cash plan, as follows:
James Lankford--4,750 units, Frederick Lankford--2,500 units, and Gordon Graham--2,500 units, the terms of which are described in the Company's Report on Form 8-K filed on September 10, 2004.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of businesses acquired.

         Not applicable.

     (b) Pro forma financial information.

         Not applicable.

     (c) Shell company transactions.

         Not applicable.

     (d) Exhibits.

         Exhibit Number    Description

            99.1           Press Release dated March 1, 2006

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, SYSCO has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SYSCO CORPORATION



Date: March 3, 2006                   By:   /s/ Michael C. Nichols
                                            ------------------------------------
                                            Michael C. Nichols
                                            Vice President, General Counsel
                                            and Corporate Secretary